Exhibit 10.2

EXECUTION VERSION

SENIOR INTERCREDITOR AND SUBORDINATION AGREEMENT

dated as of

December 10, 2009,

among

BANK OF AMERICA, N.A.,

as First Lien Credit Facility Representative and First Lien Agent,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Series A Representative and Series A Collateral Agent,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Series B Representative and Series B Collateral Agent,

CIT GROUP FUNDING COMPANY OF DELAWARE LLC,

as CIT Leasing Secured Party,

and

CIT GROUP INC. AND CERTAIN OF ITS SUBSIDIARIES,

as Obligors

THIS IS THE SENIOR INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, DATED AS OF OCTOBER 28, 2009 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED AND OTHERWISE MODIFIED FROM TIME TO TIME) AMONG CIT GROUP INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO, THE LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, (B) THE SERIES A COLLATERAL AGREEMENT, DATED AS OF DECEMBER 10, 2009, AMONG CIT GROUP INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS SERIES A PARENT COLLATERAL AGENT AND SERIES A SUBSIDIARY COLLATERAL AGENT, (C) THE SERIES B COLLATERAL AGREEMENT, DATED AS OF DECEMBER 10, 2009, AMONG CIT GROUP INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS SERIES B PARENT COLLATERAL AGENT AND SERIES B SUBSIDIARY COLLATERAL AGENT, (D) THE CIT LEASING COLLATERAL AGREEMENT, DATED AS OF DECEMBER 10, 2009 BETWEEN C.I.T. LEASING CORPORATION AND CIT GROUP FUNDING COMPANY OF DELAWARE LLC, AND (E) THE OTHER SECURITY DOCUMENTS REFERRED TO IN THE SECOND LIEN DOCUMENTS REFERRED TO HEREIN.

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6.9.	Waiver	37
6.10.	Separate Grants of Security and Separate Classification	37
6.11.	Effectiveness in Insolvency Proceedings	38
6.12.	Expense Claims	38

SECTION 7.	Reliance; Waivers; Etc	38

7.1.	No Reliance	38
7.2.	No Warranties or Liability	39
7.3.	No Waiver of Lien Priorities	39
7.4.	Obligations Unconditional	41

SECTION 8.	Miscellaneous	42

8.1.	Conflicts	42
8.2.	Effectiveness; Continuing Nature of this Agreement; Severability	42
8.3.	Amendments; Waivers	43
8.4.	Information Concerning Financial Condition of the First Lien Borrowers and
	their Subsidiaries	43
8.5.	Subrogation	44
8.6.	Application of Payments	44
8.7.	SUBMISSION TO JURISDICTION; WAIVERS	44
8.8.	Notices	46
8.9.	Further Assurances	46
8.10.	APPLICABLE LAW	46
8.11.	Binding on Successors and Assigns	46
8.12.	Specific Performance	47
8.13.	Headings	47
8.14.	Counterparts	47
8.15.	Authorization	47
8.16.	Beneficiaries	47
8.17.	Provisions Solely to Define Relative Rights	47
8.18.	Pari Passu Obligations	48

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SENIOR INTERCREDITOR AND SUBORDINATION AGREEMENT

     This SENIOR INTERCREDITOR AND SUBORDINATION AGREEMENT (“Agreement”), is dated as of December 10, 2009, and entered into by and among BANK OF AMERICA, N.A., as administrative agent under the First Lien Credit Agreement (together with its successors and assigns in such capacity or any replacement thereof in connection with a Refinancing (as defined below), the “First Lien Credit Facility Representative”), as parent collateral agent under the First Lien Collateral Agreement (together with its successors and assigns in such capacity or any replacement thereof in connection with a Refinancing, the “First Lien Parent Collateral Agent”) on behalf of the First Lien Claimholders and the Equal and Ratable Claimholders (each as defined below), and as subsidiary collateral agent under the First Lien Collateral Agreement (together with its successors and assigns in such capacity or any replacement thereof in connection with a Refinancing, the “First Lien Subsidiary Collateral Agent” and, together with the First Lien Parent Collateral Agent, the “First Lien Agent”) on behalf of the First Lien Claimholders, DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee under the Series A Indenture (together with its successors and assigns in each such capacity, the “Series A Representative”), as parent collateral agent on behalf of the holders of the Series A Obligations (as defined below) and the Equal and Ratable Claimholders (together with its successors and assigns in such capacity, the “Series A Parent Collateral Agent”), and as subsidiary collateral agent on behalf of the holders of the Series A Obligations (together with its successors and assigns in such capacity, the “Series A Subsidiary Collateral Agent” and, together with the Series A Parent Collateral Agent, the “Series A Collateral Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee under the Series B Indenture (together with its successors and assigns in such capacity, the “Series B Representative”), as parent collateral agent on behalf of the holders of the Series B Obligations (as defined below) and the Equal and Ratable Claimholders (together with its successors and assigns in such capacity, the “Series B Parent Collateral Agent”), and as subsidiary collateral agent on behalf of the holders of the Series B Obligations (together with its successors and assigns in such capacity, the “Series B Subsidiary Collateral Agent” and, together with the Series B Parent Collateral Agreement, the “Series B Collateral Agent”), CIT GROUP FUNDING COMPANY OF DELAWARE LLC, solely in its capacity as secured party under the CIT Leasing Collateral Agreement and not in its capacity as an Issuer or any other capacity (together with its successors and assigns in such capacity as secured party, the “CIT Leasing Secured Party”; it being understood, that references to Obligors or Affiliates of any Obligor shall not be deemed to reference the CIT Leasing Secured Party acting in such capacity), and acknowledged and agreed to by the Obligors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

     WHEREAS, CIT Group Inc., a Delaware corporation (“CIT”), and certain of its Subsidiaries, the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent, have entered into that Second Amended and Restated Credit and Guaranty Agreement dated as of October 28, 2009 (as amended by the First Amendment thereto, dated as of the date hereof, and as it may be further amended, amended and restated, supplemented, modified, replaced or Refinanced from time to time, the “First Lien Credit Agreement”);

     WHEREAS, CIT and certain of its Subsidiaries and Deutsche Bank Trust Company Americas, as trustee, have entered into an indenture dated as of December 10, 2009 (as amended, amended and restated, supplemented, modified, replaced or refinanced from time to time, the “Series A Indenture”), pursuant to which CIT has issued its 7.0% Series A Second-Priority Secured Notes due 2013 (the “2013 Series A Notes”), 7.0% Series A Second-Priority Secured Notes due 2014 (the “2014 Series A Notes”), 7.0% Series A Second-Priority Secured Notes due 2015 (the “2015 Series A Notes”), 7.0% Series A Second-Priority Secured Notes due 2016 (the “2016 Series A Notes”), and 7.0% Series A Second- Priority Secured Notes due 2017 (the “2017 Series A Notes”, and together with the 2013 Series A Notes, the 2014 Series A Notes, the 2015 Series A Notes, and the 2016 Series A Notes, the “Series A Notes”);

     WHEREAS, CIT Group Funding Company of Delaware LLC, a Delaware limited liability company (“Delaware Funding”), CIT and certain other Subsidiaries of CIT and Deutsche Bank Trust Company Americas, as trustee, have entered into an indenture dated as of December 10, 2009 (as amended, amended and restated, supplemented, modified, replaced or refinanced from time to time, the “Series B Indenture”), pursuant to which Delaware Funding has issued its 10.25% Series B Second-Priority Secured Notes due 2013 (the “2013 Series B Notes”), 10.25% Series B Second-Priority Secured Notes due 2014 (the “2014 Series B Notes”), 10.25% Series B Second-Priority Secured Notes due 2015 (the “2015 Series B Notes”), 10.25% Series B Second-Priority Secured Notes due 2016 (the “2016 Series B Notes”), and 10.25% Series B Second-Priority Secured Notes due 2017 (the “2017 Series B Notes”, and together with the 2013 Series B Notes, the 2014 Series B Notes, the 2015 Series B Notes, and the 2016 Series B Notes, the “Series B Notes”; and the Series A Notes and Series B Notes collectively referred to herein as the “New Notes”);

     WHEREAS, C.I.T. Leasing Corporation (“CIT Leasing”) has previously entered into Support Agreements dated as of July 5, 2005 and November 1, 2006 in favor of Delaware Funding (collectively, as amended on the date hereof and as amended, amended and restated, supplemented, modified, replaced or refinanced from time to time, the “Support Agreements”);

     WHEREAS, (i) pursuant to the First Lien Credit Agreement, CIT and certain of the direct and indirect wholly owned domestic Subsidiaries of CIT (such current and future Subsidiaries of CIT providing a guaranty thereof, each a “Subsidiary Guarantor”) will from time to time guaranty the First Lien Obligations (the “First Lien Guaranty”), (ii) pursuant to the Series A Indenture the Subsidiary Guarantors will from time to time guaranty the Series A Obligations (the “Series A Guaranty”) and (iii) pursuant to the Series B Indenture CIT and certain of the Subsidiary Guarantors will from time to time guaranty the Series B Obligations (the “Series B Guaranty”);

     WHEREAS, the obligations of the First Lien Borrowers under the First Lien Credit Agreement, and the obligations of CIT and the Subsidiary Guarantors under the First Lien Guaranty are secured on a first priority basis by liens on (a) substantially all the assets of the First Lien Borrowers and the Subsidiary Guarantors and (b) the Foreign Grantor Collateral pursuant to the terms of the First Lien Collateral Documents;

     WHEREAS, the obligations of CIT under the Series A Indenture and the obligations of the Subsidiary Guarantors under the Series A Guaranty, will be secured on a second priority basis by liens on substantially all the assets of CIT and the Subsidiary Guarantors and the Foreign Grantor Collateral pursuant to the terms of the Second Lien Collateral Documents;

     WHEREAS, the obligations of Delaware Funding under the Series B Indenture, and the obligations of CIT and the Subsidiary Guarantors under the Series B Guaranty, will be secured on a second priority basis by liens on substantially all the assets of CIT and such Subsidiary Guarantors and the Foreign Grantor Collateral, pursuant to the terms of the applicable Second Lien Collateral Documents;

     WHEREAS, the obligations of CIT Leasing under the Support Agreements will be secured on a second priority basis by liens on substantially all the assets of CIT Leasing pursuant to the terms of the CIT Leasing Collateral Agreement;

     WHEREAS, this Agreement is required by the Approved Restructuring Plan;

     WHEREAS, the First Lien Documents and the Second Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

     WHEREAS, in order to induce the First Lien Credit Facility Representative, the First Lien Agent and the First Lien Claimholders to consent to the Obligors incurring the Second Lien Obligations, each of the Second Lien Notes Representatives and each Second Lien Agent, each on behalf of itself and the Second Lien Claimholders, has agreed to the intercreditor and other provisions set forth in this Agreement.

AGREEMENT

     In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions.

     1.1. Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

     “Additional Second Lien Debt” has the meaning assigned in Section 5.3(f).

     “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary herein, in no event shall any First Lien Claimholder or Second Lien Claimholder (other than the CIT Leasing Secured Party) or any Person acquired or formed in connection with a workout, restructuring or foreclosure in the Ordinary Course of Business (as defined in the First Lien Credit Agreement) which is in an industry other than the business of any Obligor) be considered an “Affiliate” of any Obligor.

     “Agreement” means this Senior Intercreditor and Subordination Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

     “Approved Restructuring Plan” has the meaning set forth in the First Lien Credit Agreement.

     “Australian Guaranty” means the Guaranty dated as of March 5, 2004, as amended by the Guaranty Confirmation Agreement dated as of November 1, 2009, made by CIT in favor of and for the benefit of the holders of the CIT Australia Bonds.

     “Australian Guaranty Obligations” means the payment obligations of CIT under the Australian Guaranty.

     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

     “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

     “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

     “CIT Australia Bonds” means (i) the A$150,000,000 aggregate principal amount of 6.0% fixed rate notes due March 3, 2011, issued by CIT Group (Australia) Limited on March 3, 2006 and guaranteed by CIT, and (ii) the A$150,000,000 aggregate principal amount of floating rate notes due March 3, 2011, issued by CIT Group (Australia) Limited on March 3, 2006 and guaranteed by CIT.

     “CIT Australia Bond Secured Party” has the meaning set forth in the First Lien Collateral Agreement.

     “CIT Leasing” has the meaning assigned to that term in the recitals.

     “CIT Leasing Collateral Agreement” means the Collateral Agreement dated as of December 10, 2009 between CIT Leasing and the CIT Leasing Secured Party, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

     “CIT Leasing Documents” means the Support Agreements and each of the other agreements, documents and instruments providing for or evidencing any other CIT Leasing Support Obligations, and any other document or instrument executed or delivered at any time in connection with any CIT Leasing Support Obligations, including the Junior Intercreditor Agreement, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

     “CIT Leasing Support Obligations” means, collectively, all Obligations due and payable under the Support Agreements and the other CIT Leasing Documents.

     “Collateral” means, collectively, all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.

     “Comparable Second Lien Collateral Document” means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, any Second Lien Document that creates a Lien on the same Collateral, granted by the same Grantor.

     “Defeasance Trust Payments” means payments made by a trust created in connection with the legal defeasance or covenant defeasance of the Series A Notes or Series B Notes pursuant to the terms of the Series A Indenture or the Series B Indenture so long as the applicable trust was created in compliance with all relevant conditions specified in the Series A Indenture or the Series B Indenture, as applicable, at the time it was created.

     “DIP Financing” has the meaning assigned to that term in Section 6.1.

     “Discharge of First Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

          (a) indefeasible payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding), on all Indebtedness outstanding under the First Lien Documents and constituting First Lien Obligations;

          (b) indefeasible payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

          (c) termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Obligations; and

          (d) if applicable, termination or cash collateralization (in an amount and manner satisfactory to the First Lien Agent and the applicable issuing bank) of all letters of credit issued under the First Lien Documents and constituting First Lien Obligations.

     “Disposition” has the meaning assigned to that term in Section 5.1(b).

     “Enforcement Action” means the exercise of any rights or remedies against any Collateral, including any right to take possession or control of any Collateral under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, any right of set-off or recoupment and any enforcement, collection, execution, levy or foreclosure action or proceeding taken against any Collateral.

     “Equal and Ratable Claimholders” means, collectively, (i) for so long as the Australian Guaranty Obligations remain outstanding, the CIT Australia Bond Secured Party and (ii) for so long as the Long-Dated Bond Obligations remain outstanding, the Long-Dated Bond Secured Party.

     “Equal and Ratable Obligations” means, collectively, the Australian Guaranty Obligations and the Long-Dated Bond Obligations.

     “Event of Default” means “Event of Default” as defined in the First Lien Credit Agreement and/or “Event of Default” as defined in each Primary Second Lien Document.

     “First Lien Agent” has the meaning assigned to that term in the recitals.

     “First Lien Borrowers” means the “Borrowers” under and as defined in the First Lien Credit Agreement.

     “First Lien Claimholders” means, at any relevant time, the holders of First Lien Obligations at that time, including the First Lien Lenders, the agents under the First Lien Documents and the “Subsidiary Secured Parties” (as defined in the First Lien Collateral Agreement).

     “First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is purported to be granted as security for any First Lien Obligations.

     “First Lien Collateral Agreement” means the Second Amended and Restated Collateral Agreement dated as of October 28, 2009, as amended and supplemented by the First Lien Joinder Agreement and as otherwise amended, supplemented and modified through the date hereof, among the Grantors, the First Lien Parent Collateral Agent and the First Lien Subsidiary Collateral Agent, as the same may be further amended, amended and restated, supplemented, modified, replaced or refinanced from time to time.

     “First Lien Collateral Documents” means the “Collateral Documents” (as defined in the First Lien Credit Agreement), including the First Lien Collateral Agreement, and any other agreement, document or instrument pursuant to which a Lien is purported to be granted to secure any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

     “First Lien Credit Agreement” has the meaning assigned to that term in the recitals.

     “First Lien Documents” means the First Lien Credit Agreement and the other “Credit Documents” (as defined in the First Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of First Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, amended and restated, supplemented, modified, replaced or refinanced from time to time in accordance with the provisions of this Agreement.

     “First Lien Guaranty” has the meaning assigned to that term in the recitals.

     “First Lien Joinder Agreement” means that certain Joinder Agreement, dated as of December 10, 2009, among CIT, certain subsidiaries of CIT, the First Lien Parent Collateral Agent and the First Lien Subsidiary Collateral Agent, relating to the First Lien Collateral Agreement.

     “First Lien Lenders” means the “Lenders” under and as defined in the First Lien Documents.

     “First Lien Non-Payment Default” means an “Event of Default” (as defined in the First Lien Documents) that does not constitute a First Lien Payment Default.

     “First Lien Obligations” means all Obligations outstanding under (i) the First Lien Credit Agreement (including any extension or Refinancing thereof), including the “Obligations” (as defined in the First Lien Credit Agreement), (ii) the other First Lien Documents, and (iii) all First Lien Guaranties, including fees, expenses, indemnities and other amounts payable from time to time pursuant to the First Lien Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding; provided that the aggregate principal or face amount, without duplication, of any letters of credit, loans, bonds, debentures, notes or similar instruments provided for under the First Lien Credit Agreement or any other First Lien Document (or any Refinancing thereof) in excess of the Maximum First Lien Indebtedness Amount shall not constitute First Lien Obligations for purposes of this Agreement. “First Lien Obligations” shall include (x) all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) in accordance with the rate specified in the relevant First Lien Document and (y) all fees, costs and charges incurred in connection with the First Lien Documents and provided for thereunder, in the case of each of clause (x) and clause (y) whether before or after commencement of an Insolvency Proceeding, and irrespective of whether any claim for such interest, fees, costs or charges is allowed as a claim in such Insolvency Proceeding.

     “First Lien Pari Passu Obligations” means the Equal and Ratable Obligations.

     “First Lien Payment Default” means an “Event of Default” (as defined in the First Lien Documents) that arises out of the failure to make any payment when due (whether at maturity, due to acceleration or otherwise) under any of the First Lien Documents.

     “Foreign Grantor” means, as of the date of this Agreement, each of CIT Holdings Canada ULC, CIT Financial (Barbados) Srl, CIT Group Holdings (UK) Limited and CIT Holdings No. 2 (Ireland).

     “Foreign Grantor Collateral” has the meaning set forth in the First Lien Collateral Agreement.

     “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign state or government.

     “Grantors” means each of CIT and the Subsidiary Guarantors, each Foreign Grantor and each other Person, in each case, that has executed and delivered, or may from time to time hereafter execute and deliver, a First Lien Collateral Document or a Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

     “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the First Lien Credit Agreement or any Primary Second Lien Document, as applicable.

     “Insolvency Proceeding” means:

          (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Obligor;

          (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Obligor or with respect to a material portion of their respective assets;

          (c) any liquidation, dissolution, reorganization or winding up of any Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

          (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Obligor.

     “Issuer” means (i) CIT, in its capacity as issuer of the Series A Notes and/or (ii) Delaware Funding, in its capacity as issuer of the Series B Notes.

     “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit A hereto.

     “Junior Claimholders” means the Second Lien Claimholders, other than the CIT Leasing Secured Party.

     “Junior Documents” means the Second Lien Documents, other than the CIT Leasing Documents.

     “Junior Intercreditor Agreement” means that certain junior intercreditor agreement of even date herewith entered into between the Series A Collateral Agent, the Series B Collateral Agent and the CIT Leasing Secured Party and acknowledged by CIT and each other Obligor on the date hereof, as amended, supplemented or otherwise modified from time to time.

     “Junior Obligations” means all Obligations outstanding under the Junior Documents (including any extension or Refinancing thereof or the inclusion of additional obligations permitted to be secured by a pari passu Lien), including fees, expenses, indemnities and other amounts payable from time to time pursuant to the Junior Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding.

     “Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) or any jurisdiction.

     “Long-Dated Bond Indenture” means the Indenture, dated as of January 20, 2006 between CIT, as issuer, and JPMorgan Chase Bank, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of February 13, 2007, between CIT and The Bank of New York Mellon (formerly The Bank of New York), as successor trustee (the “Long-Dated Bond Trustee”), and as further supplemented by the Second Supplemental Indenture, dated as of October 23, 2007, the Third Supplemental Indenture, dated as of October 1, 2009 and the Fourth Supplemental Indenture, dated as of October 16, 2009.

     “Long-Dated Bond Obligations” means the obligations of CIT in respect of the payment of principal of, and interest on, any note, bond, debenture or other evidence of Indebtedness issued pursuant to the Long-Dated Bond Indenture and outstanding as of the date hereof, in each case, that is not exchanged or treated pursuant to the Approved Restructuring Plan.

     “Long-Dated Bond Secured Party” means the Long-Dated Bond Trustee.

     “Maximum First Lien Indebtedness Amount” means, at any date of determination (a) $7,600,000,000 less (b) (i) the aggregate amount of all repayments and prepayments of principal applied to any term loans constituting First Lien Obligations (for the avoidance of doubt, excluding First Lien Pari Passu Obligations) and (ii) the aggregate amount of all repayments and prepayments of any revolving loans or letters of credit constituting First Lien Obligations (for the avoidance of doubt, excluding First Lien Pari Passu Obligations), to the extent accompanied by a corresponding permanent reduction in the applicable commitment amount (excluding (A) reductions in sub-facility commitments not accompanied by a corresponding permanent reduction in the facility commitment amount and (B) repayments, prepayments and reductions under clause (b) as a result of, or in connection with, a Refinancing).

     “New First Lien Agent” has the meaning assigned to that term in Section 5.5.

     “New First Lien Debt Notice” has the meaning assigned to that term in Section 5.5.

“     New Notes” has the meaning set forth in the recitals.

     “Obligations” means all liabilities and obligations of every nature from time to time, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy, would have accrued on any Obligation, whether or not a claim is allowed for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

     “Obligor” means any of (i) CIT, (ii) Delaware Funding, (iii) the First Lien Borrowers or the Issuers, as applicable, (iv) the Subsidiary Guarantors and (v) any other Person that now or hereafter is, or whose assets now or hereafter are, liable for all or any portion of the First Lien Obligations or the Second Lien Obligations, as applicable, including the Foreign Grantors.

     “Parent Collateral” means all of the assets and property of CIT, whether real, personal or mixed, with respect to which a Lien is purported to be granted pursuant to the First Lien Collateral Documents, the Series A Documents, or the Series B Documents, as applicable.

     “Payment Blockage Notice” has the meaning assigned to such term in Section 4.3(c).

     “Payment Blockage Period” has the meaning assigned to such term in Section 4.3(c).

     “Permitted Scheduled Payments” means regularly scheduled (but not more frequently than quarterly) payments of accrued and unpaid interest due and payable from time to time which Obligors are obligated to pay Junior Claimholders in accordance with the terms and conditions of the applicable Junior Documents.

     “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

     “Pledged Collateral” has the meaning assigned to that term in Section 5.4(a).

     “Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the First Lien Credit Agreement or the Primary Second Lien Documents, continue to accrue after the commencement of any Insolvency Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency Proceeding.

     “Primary Second Lien Document” means the Series A Indenture, the Series B Indenture and/or the Support Agreements.

     “Proceeds” means (a) all “proceeds” as defined in Article 9 of the UCC with respect to the Collateral, and (b) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

     “Recovery” has the meaning set forth in Section 6.6.

     “Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness, directly or indirectly, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

     “Second Lien Agent” means, collectively, the Series A Collateral Agent, the Series B Collateral Agent and, solely in respect of the Collateral of CIT Leasing and the CIT Leasing Support Obligations, the CIT Leasing Secured Party.

     “Second Lien Claimholders” means, at any relevant time, the holders of Second Lien Obligations at that time, including the Second Lien Noteholders, the CIT Leasing Secured Party and the trustees and agents under the Second Lien Documents.

     “Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is purported to be granted as security for any Second Lien Obligations.

     “Second Lien Collateral Documents” means, collectively, the “Collateral Documents” or “Security Documents” (as defined in each Primary Second Lien Document), the CIT Leasing Collateral Agreement and any other agreement, document or instrument pursuant to which a Lien is purported to be granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

     “Second Lien Documents” means, collectively, the Series A Documents, the Series B Documents and the CIT Leasing Documents.

     “Second Lien Grantor” means each Grantor that has or may from time to time hereafter execute and deliver a Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

     “Second Lien Guarantor” means each Subsidiary Guarantor that has or may from time to time hereafter execute and deliver a Series A Guaranty or Series B Guaranty and, in the case of the Series B Guaranty, CIT.

     “Second Lien Mortgages” means a collective reference to each aircraft mortgage and each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any

Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

     “Second Lien Noteholders” means, collectively, the “Holders” under and as defined in the Series A Indenture and the Series B Indenture.

     “Second Lien Obligations” means, collectively, the Series A Obligations, the Series B Obligations and the CIT Leasing Support Obligations. “Second Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

     “Series A Collateral Agent” has the meaning set forth in the preamble.

     “Series A Documents” means the Series A Indenture, the Series A Notes, the “Security Documents” (as defined in the Series A Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Series A Obligation, and any other document or instrument executed or delivered at any time in connection with any Series A Obligations, including the Junior Intercreditor Agreement and any other intercreditor or joinder agreement among holders of Series A Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

     “Series A Guaranty” has the meaning set forth in the recitals.

     “Series A Indenture” has the meaning set forth in the preamble.

     “Series A Notes” has the meaning set forth in the recitals.

     “Series A Obligations” means, collectively, all Obligations outstanding under the Series A Indenture and the other Series A Documents. “Series A Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

     “Series A Parent Collateral Agent” has the meaning set forth in the recitals.

     “Series A Subsidiary Collateral Agent” has the meaning set forth in the recitals.

     “Series B Collateral Agent” has the meaning set forth in the preamble.

     “Series B Documents” means the Series B Indenture, the Series B Notes, the “Security Documents” (as defined in the Series B Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Series B Obligation, and any other document or instrument executed or delivered at any time in connection with any Series B Obligations, including the Junior Intercreditor Agreement and any other intercreditor or joinder agreement among holders of Series B Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

     “Series B Guaranty” has the meaning set forth in the recitals.

     “Series B Indenture” has the meaning set forth in the recitals.

     “Series B Notes” has the meaning set forth in the recitals.

     “Series B Obligations” means, collectively, all Obligations outstanding under the Series B Indenture and the other Series B Documents. “Series B Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

     “Series B Parent Collateral Agent” has the meaning set forth in the recitals.

     “Series B Subsidiary Collateral Agent” has the meaning set forth in the recitals.

     “Standstill Period” has the meaning set forth in Section 3.1.

     “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

     “Subsidiary Guarantors” has the meaning set forth in the recitals.

     “Support Agreements” has the meaning assigned to that term in the recitals.

     “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     1.2. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

          (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

          (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

          (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

          (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

          (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 2. Lien Priorities.

     2.1. Relative Priorities. (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Lien Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations or any other circumstance whatsoever, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby agrees that:

               (1) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and

               (2) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations.

All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the First Lien Borrowers, the Issuers, any other Grantor or any other Person.

          (b) Notwithstanding the foregoing and any other provision to the contrary contained in this Agreement, all Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, notwithstanding any failure of the First Lien Agent or the First Lien Claimholders to adequately perfect its security interests in the Collateral, the subordination of any Lien on the Collateral securing any First Lien Obligations to any Lien securing any other obligation of any Obligor, or the avoidance, invalidation or lapse of any Lien on the Collateral securing any First Lien Obligations.

     2.2. Prohibition on Contesting Liens. Each of the Second Lien Agents, for itself and on behalf of each of its applicable Second Lien Claimholders, and the First Lien Agent, for itself and on behalf of each First Lien Claimholder, agrees that it will not (and hereby waives any right to) contest or support, solicit or encourage any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity, perfection or enforceability of a Lien held by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Agent (acting at the direction of the First Lien Credit Facility Representative) or any First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.

     2.3. No New Liens.

          (a) Limitation on other Collateral for First Lien Claimholders. Each of CIT and each Grantor agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of the First Lien Agent or the First Lien Claimholders unless it, or such Subsidiary, has granted (or offered to grant with a reasonable opportunity for such Lien to be accepted) a corresponding Lien on such assets in favor of each Second Lien Agent or the Second Lien Claimholders; provided, however, notwithstanding the foregoing, the failure of CIT or any Grantor to offer any Second Lien Agent or any Second Lien Claimholder a Lien on any assets of CIT or any Grantor or any of their respective Subsidiaries shall not prohibit the taking of a Lien on such assets by the First Lien Agent or the First Lien Claimholders; provided further for the avoidance of doubt that, with respect to the CIT Leasing Documents, CIT Leasing shall be the only applicable Grantor.

          (b) Limitation on other Collateral for Second Lien Claimholders. Until the date upon which the Discharge of First Lien Obligations shall have occurred, (i) each Second Lien Agent agrees that, after the date hereof, neither such Second Lien Agent nor any of its applicable Second Lien Claimholders shall acquire or hold any Lien on any assets of CIT or any Grantor or any of their respective Subsidiaries securing any Second Lien Obligations which assets are not also subject to the Lien of the First Lien Agent under the First Lien Collateral Documents, and (ii) CIT and each Grantor agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of any Second Lien Agent or any Second Lien Claimholders unless it, or such Subsidiary, has granted a corresponding Lien on such assets in favor of the First Lien Agent or the First Lien Claimholders. If, prior to the Discharge of First Lien Obligations, any Second Lien Agent or any Second Lien Claimholder shall (nonetheless whether in breach hereof) acquire any Lien on any assets of any Grantor or any of their respective Subsidiaries securing any Second Lien Obligations which assets are not also subject to the Lien of the First Lien Agent under the First Lien Collateral Documents, then such Second Lien Agent (or the relevant Second Lien Claimholder), shall without the need for any further consent of any other Person and notwithstanding anything to the contrary in any other Second Lien Document (x) hold and be deemed to have held such Lien and security interest for the benefit of the First Lien Agent as security for the First Lien Obligations, and (y) any Proceeds thereof shall be subject to Section 4.2.

     2.4. Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical; provided that the Liens securing the CIT Leasing Support Obligations shall be limited to the Second Lien Collateral owned by CIT Leasing. In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement:

          (a) upon request by the First Lien Agent or any Second Lien Agent, reasonably to cooperate in good faith (and reasonably to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents;

          (b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guaranties for the First Lien Obligations and the Second Lien Obligations, subject to Section 5.3, shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder; and

          (c) in addition, to the extent any guaranty is entered into by any Obligor in respect of the Second Lien Obligations (whether or not the First Lien Agent or First Lien Claimholders have consented thereto), a guaranty by such Person shall be entered into in respect of the First Lien Obligations, and for all purposes hereunder such Person shall be deemed a guarantor of the First Lien Obligations and the Second Lien Obligations. Furthermore, to the extent any guaranty is entered into by any Obligor in respect of the First Lien Obligations (whether or not the Second Lien Agents or the Second Lien Claimholders have consented thereto), a guaranty by such Person shall be entered into in respect of the Second Lien Obligations (other than the CIT Leasing Support Obligations) and, for all purposes hereunder, such Person shall be deemed a guarantor of the Second Lien Obligations (other than the CIT Leasing Support Obligations) and the First Lien Obligations.

     SECTION 3. Enforcement.

     3.1. Exercise of Remedies.

          (a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency Proceeding has been commenced, the Second Lien Agents and the Second Lien Claimholders:

               (1) will not take any Enforcement Action with respect to any Lien held by it under the Second Lien Collateral Documents or any other Second Lien Document or otherwise; provided, however, that any Second Lien Agent may take Enforcement Action after a period of at least 180 days has elapsed since the later of: (i) the date on which a Second Lien Agent declared the existence of any Event of Default under any Second Lien Document and demanded the repayment of all the principal amount of the applicable Second Lien Obligations; and (ii) the date on which the First Lien Agent received notice from a Second Lien Agent of such a declaration of an Event of Default and demand for repayment (such 180 day period, the “Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall any Second Lien Agent or any Second Lien Claimholder take any Enforcement Action with respect to any Lien held by it under the Second Lien Collateral Documents or any other Second Lien Document or otherwise if, notwithstanding the expiration of the Standstill Period, (i) the First Lien Agent or First Lien Claimholders shall have commenced and are diligently pursuing Enforcement Action with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Lien Agents) or (ii) an Insolvency Proceeding shall have been commenced following the date of this Agreement; and provided, further, that in any Insolvency Proceeding, any Second Lien Agent or applicable Second Lien Claimholders may take any action expressly permitted by Section 3.1(c);

               (2) will not contest, protest or object to any Enforcement Action brought by the First Lien Agent or any First Lien Claimholder or

any other commercially reasonable exercise by the First Lien Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Documents or otherwise so long as the Liens granted to secure the Second Lien Obligations of the Second Lien Claimholders attach to the Proceeds thereof to the extent that such Proceeds are not applied to the First Lien Obligations, subject to the relative priorities described in Section 2; and

               (3) subject to their rights under clause (a)(1) above, will not contest, protest or object to the forbearance by the First Lien Agent or the First Lien Claimholders from bringing or pursuing any Enforcement Action so long as the Liens granted to secure the Second Lien Obligations of the Second Lien Claimholders attach to the Proceeds thereof to the extent that such Proceeds are not applied to the First Lien Obligations, subject to the relative priorities described in Section 2.

          (b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency Proceeding has been commenced, subject to Section 3.1(a)(1), the First Lien Agent and the First Lien Claimholders shall have the exclusive right to commence, and if applicable, maintain an Enforcement Action and, subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Agents or any Second Lien Claimholder; provided, that the Lien securing the Second Lien Obligations shall remain on the Proceeds of any such Collateral released or disposed of to the extent that such Proceeds are not applied to the First Lien Obligations, subject to the relative priorities described in Section 2 and the applicable release provisions of the Second Lien Documents. In exercising Enforcement Actions with respect to the Collateral, the First Lien Agent and the First Lien Claimholders may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

          (c) Notwithstanding the foregoing, any Second Lien Agent and any Second Lien Claimholder may:

               (1) accelerate their respective Second Lien Obligations and deliver default notices, cease and desist letters and similar notices to CIT, any Issuer or any Obligor;

               (2) bid for and purchase, for cash consideration only, any Collateral in any foreclosure proceeding;

               (3) file a claim, including a proof of claim, or statement of interest with respect to the Second Lien Obligations in any Insolvency Proceeding;

               (4) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Agent or the First Lien Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

               (5) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

               (6) vote on any plan of reorganization, make filings and make any arguments and motions that are, in each case, in a manner not inconsistent with the vote of the First Lien Agent or the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; and

               (7) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1).

     Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that it will not take or receive any Collateral or any Proceeds of Collateral in connection with any Enforcement Action against any Collateral in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except in connection with any Enforcement Action expressly permitted by Section 3.1(a)(1) to the extent such Second Lien Agent and Second Lien Claimholders are permitted to retain the Proceeds thereof in accordance with Section 4.2 of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.4(b) and this Section 3.1(c), the sole right of the Second Lien Agents and the Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred in accordance with the terms of the Second Lien Documents and applicable law.

     (d) Subject to Sections 3.1(a) and (c) and Section 6.4(b):

               (1) each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, agrees that such Second Lien Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the First Lien Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

               (2) each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, hereby waives any and all rights it or the

Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Agent or the First Lien Claimholders seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Agent or First Lien Claimholders is adverse to the interest of the Second Lien Claimholders; and

               (3) each Second Lien Agent hereby acknowledges and agrees that no covenant, agreement or restriction as expressly provided in the Second Lien Collateral Documents or any other Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Agent or the First Lien Claimholders with respect to the Collateral as set forth in this Agreement and the First Lien Documents.

          (e) Except as specifically set forth in Sections 3.1(a) and (d) and in all cases subject to Sections 4.2 and 4.3, each Second Lien Agent and the Second Lien Claimholders may exercise rights and remedies as unsecured creditors of any Issuer or any other Obligor that has guarantied or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Documents and applicable law, including filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of such Obligors arising under any Insolvency Proceeding, the Bankruptcy Laws or applicable non-bankruptcy law; provided that in no event may any Second Lien Agent or Second Lien Claimholder file any involuntary petition for bankruptcy against CIT or any other Obligor; and provided, further, that any lawsuit filed to collect any Second Lien Obligations shall only seek a money judgment and shall not seek to enforce or impose any lien on any Collateral and if, notwithstanding the foregoing, any Second Lien Claimholder becomes a judgment lien creditor in respect of Collateral as a result of its permitted enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement.

     3.2. Actions Upon Breach. If any Second Lien Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any Enforcement Action with respect to the Collateral, or fails to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Second Lien Claimholder that relief against such Second Lien Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Claimholders, it being understood and agreed by each Second Lien Agent on behalf of each applicable Second Lien Claimholder that (i) the First Lien Claimholders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Claimholder waives any defense that the Obligors and/or the First Lien Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages.

     3.3. First Lien Agent’s and the First Lien Claimholders’ Option to Cure. The First Lien Agent (acting at the direction of the First Lien Credit Facility Representative) and the First Lien Claimholders shall have the right, but not the obligation, to cure for the account of any Issuer any default by such Issuer or other Obligor under any Second Lien Documents at any time prior to the expiry of the Standstill Period provided in Section 3.1 or during the applicable cure period provided for in any Second Lien Document if longer (and if a payment default on an unaccelerated basis). In no event shall First Lien Agent and the First Lien Claimholders by virtue of the payments of amounts, or performance of any obligation required to be paid or performed by such Issuer or such other Obligor deemed to have assumed any obligation of such Issuer or Obligor to any Second Lien Claimholders or any other Person.

     3.4. Notice of Default. Each Second Lien Agent and each Second Lien Claimholder shall give to First Lien Agent on behalf of the First Lien Claimholders concurrently with the giving thereof to any Issuer or any other Obligor a copy of any written notice of any default under any Second Lien Documents or written notice of demand of payment from any Issuer. Promptly upon receipt thereof, CIT shall give each Second Lien Agent, on behalf of the applicable Second Lien Claimholders, a copy of any written notice received and delivered by any First Lien Borrower or any other Obligor sent by or to the First Lien Agent or the First Lien Claimholders at any time during the existence of an Event of Default under the First Lien Documents, stating the First Lien Agent and any First Lien Claimholders’ intention to exercise any of their respective enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof and any legal process served or filed in connection therewith. Each Second Lien Agent and the applicable Second Lien Claimholders shall give the First Lien Agent, on behalf of the First Lien Claimholders, and concurrently with the giving thereof to any Issuer or any other Obligor any written notice sent by such Second Lien Agent or the applicable Second Lien Claimholders to any Issuer or any other Obligor at any time during the existence of an Event of Default under the Second Lien Documents, stating such Second Lien Agent’s or any Second Lien Claimholder’s intention to exercise any of their respective enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof and any legal process served or filed in connection therewith. Notwithstanding the foregoing, the failure of any party to give notice as required hereby shall not affect the provisions of Section 2.1 hereof or the validity or effectiveness of any such notice as against any First Lien Borrower, any Issuer or any other Obligor. Each First Lien Borrower, each Issuer and each other Obligor, as applicable, hereby authorizes and consents to the Second Lien Agents and the Second Lien Claimholders sending any such notices.

     SECTION 4. Payments.

     4.1. Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced following the date of this Agreement, Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the First Lien Agent or First Lien Claimholders shall be applied by the First Lien Agent to payment of the First Lien Obligations in such order as specified in the relevant First Lien Documents. Upon the Discharge of First Lien Obligations, the First Lien Agent shall deliver to the Series A Collateral Agent, on behalf of the Second Lien Agents, without recourse, representation or warranty any Collateral and Proceeds of Collateral held by it in the same form as received, with any necessary endorsements to be applied by the Second Lien Agents to the Second Lien Obligations in such order as specified in the Junior Intercreditor Agreement (or such other applicable Second Lien Document) or as a court of competent jurisdiction may otherwise direct.

     4.2. Payment Turnover. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced, any Collateral or Proceeds thereof (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3(b)) received by any Second Lien Agent or any Second Lien Claimholder in connection with any Enforcement Action in all cases shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Agent is hereby authorized to make any such endorsements as agent for any Second Lien Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations shall have occurred.

          (b) So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency Proceeding commenced following the date of this Agreement any Second Lien Agent or any Second Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral, other than distributions expressly permitted pursuant to Section 6 hereof, such money or other property shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements. Any Lien received by any Second Lien Agent or any Second Lien Claimholder in any Insolvency Proceeding shall be subject to the terms of this Agreement.

          (c) In the event CIT or any other Obligor shall receive any distribution of money that is required to be applied to the First Lien Obligations prior to the occurrence of the Discharge of First Lien Obligations, such money shall be applied to the payment in full of the First Lien Obligations on a pro rata basis as specified in the First Lien Documents prior to its application, if any, to the payment of the Second Lien Obligations.

     4.3. Payment Subordination.

          (a) Unless the Discharge of First Lien Obligations shall have occurred, upon any payment or distribution of the assets of any Obligor and not in derogation or limitation of the lien subordination provided for elsewhere in this agreement (i) upon a total or partial liquidation or dissolution of any Obligor, (ii) in an Insolvency Proceeding; (iii) in an assignment for the benefit of creditors of any Obligor; or (iv) in any marshaling of any Obligor’s assets and liabilities, the First Lien Claimholders shall be entitled to receive such payments and distributions before the Junior Claimholders shall be entitled to receive any payment or distribution in respect of the Junior Obligations. Except as otherwise expressly provided in this Agreement, to the extent and in the manner hereinafter set forth in this Agreement, all of the Junior Claimholders’ rights to payment of the Junior Obligations and the obligations evidenced by the Junior Documents are hereby subordinated to all of the First Lien Claimholders’ rights to payment by the Obligors of the First Lien Obligations, and Junior Claimholders shall not accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set off, counterclaim or otherwise) from any Obligor or from the sale or other disposition of any Collateral prior to the Discharge of First Lien Obligations. All payments or distributions upon or with respect to the Junior Obligations which are received by Junior Claimholders, or any of them, contrary to the provisions of this Agreement shall be received and held in trust by the Junior Claimholders for the benefit of the First Lien Claimholders and shall be paid over to the First Lien Claimholders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non cash property or securities) for, the payment or performance of the First Lien Obligations in accordance with the terms of the First Lien Documents. Nothing contained herein shall prohibit the Junior Claimholders from making protective advances to protect the Collateral (and adding the amount thereof to the principal balance of the Junior Obligations) notwithstanding the existence of a default under the First Lien Obligations, or either of them, at such time.

          (b) Except as specifically permitted by Sections 3.1(a) and (c) and subject to the provisions of Sections 4.2 and 4.3(d), the Junior Claimholders shall not ask for, demand, sue for, take or receive from the Obligors, by setoff, counterclaim, recoupment or in any other manner, the whole or any part of any of the Junior Obligations, unless and until the Discharge of First Lien Obligations shall have occurred.

          (c) Notwithstanding the provisions of Sections 4.3(a), 4.3(b) and Section 6, except as otherwise provided in this Section 4.3(c), the Obligors may pay, and the Junior Claimholders may receive and retain Permitted Scheduled Payments, unless prior to any such Permitted Scheduled Payment (i) a First Lien Payment Default has occurred and is continuing or (ii) a First Lien Non-Payment Default has occurred and is continuing and, in the case of this clause (ii), the First Lien Credit Facility Representative has given to Obligors and the Series A Collateral Agent and the Series B Collateral Agent written notice thereof identifying the First Lien Non-Payment Default and invoking a payment blockage under this Agreement (such notice, a “Payment Blockage Notice”; any such period during which payments are blocked as described in this Section 4.3(c), a “Payment Blockage Period”), in either of which case no direct or indirect payment or distribution of any kind or character shall be made by the Obligors or any other Person on behalf of the Obligors (or received by the Junior Claimholders) on account of the Junior Obligations or any judgment related thereto, or on account of the purchase or redemption or other acquisition of the Junior Obligations, unless and until the date such First Lien Payment Default or First Lien Non-Payment Default shall have been cured or waived in writing in accordance with the terms of the First Lien Documents. Immediately upon the expiration of any Payment Blockage Period as described in this Section 4.3(c), the Obligors may resume making (and the Junior Claimholders may receive and retain) any and all Permitted Scheduled Payments (including any Permitted Scheduled Payments missed during such period).

          (d) In the event that the Junior Claimholders shall have received any payment or distribution at a time when such payment or distribution was prohibited by the provisions of Section 4.3(a), (b), (c) or (d) hereof, then, and in such event, such payment or distribution shall be deemed to have been paid to the Junior Claimholders in trust for the benefit of the First Lien Claimholders, and shall be segregated and promptly paid over to the First Lien Agent on behalf of the First Lien Claimholders (with proper endorsements or assignments, if necessary) to the extent necessary to pay the First Lien Obligations. Any such payments or distributions so paid over to the First Lien Claimholders by the holders of the Junior Obligations in accordance with the foregoing sentence shall not constitute payments in respect of the Junior Obligations and will not reduce the outstanding amount of the Junior Obligations. To the extent there are any excess amounts paid over to the First Lien Claimholders after the Discharge of First Lien Obligations, such excess amounts shall be promptly remitted to the Series A Collateral Agent, on behalf of the Junior Claimholders, in the form received (with any necessary endorsements), without recourse, representation or warranty, which amounts shall constitute payments in respect of the Junior Obligations and will so reduce the outstanding amount of the Junior Obligations, or as a court of competent jurisdiction may otherwise direct; provided, that, to the extent of the amount of any such remittance received by it, each Junior Claimholder hereby indemnifies and holds harmless the First Lien Agent and the First Lien Claimholders from any and all claims, liabilities, damages and expenses suffered by the First Lien Agent or the First Lien Claimholders in connection with the making of any such remittance to the Junior Claimholders, but only to the extent of such Junior Claimholder’s pro rata share of such remittance received by the Junior Claimholders.

          (e) The provisions of this Section 4.3 shall not modify or limit in any way the application of Section 6 hereof.

          (f) The First Lien Agent agrees to give prompt written notice to the Obligors, the Series A Collateral Agent and the Series B Collateral Agent of any determination by the First Lien Agent that a First Lien Payment Default or First Lien Non-Payment Default that gave rise to a Payment Blockage Period has been cured or waived, though the failure to give such notice promptly or otherwise shall not affect the subordination effected by the terms of this Agreement or otherwise result in any liability of the First Lien Claimholders to the Obligors or the Junior Claimholders.

          (g) Notwithstanding anything contained herein to the contrary, Defeasance Trust Payments shall not be subordinated to the prior payment of any First Lien Obligations or subject to the restrictions set forth in this Section 4.3, and none of the

Junior Claimholders shall be obligated to pay over any such amount to any Obligor or any Senior Claimholder.

     SECTION 5. Other Agreements.

     5.1. Releases. (a) If in connection with any Enforcement Action by the First Lien Agent, the First Lien Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral or releases CIT or any Subsidiary Guarantor from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of each Second Lien Agent, for itself or for the benefit of the applicable Second Lien Claimholders, on such Collateral, and the obligations of CIT or such Subsidiary Guarantor under its guaranties of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. Each Second Lien Agent is authorized and directed by the applicable Second Lien Claimholders, for itself or on behalf of such Second Lien Claimholders, to promptly execute and deliver to the First Lien Agent or CIT or such Subsidiary Guarantor such termination statements, releases and other documents as the First Lien Agent or CIT or such Subsidiary Guarantor may request to effectively confirm such release (acceptance of the New Notes by the applicable Second Lien Claimholders on the date hereof to be conclusive evidence of such authorization and direction).

          (b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) other than in connection with an Enforcement Action (which shall be governed by Section 5.1(a) above), any other Disposition permitted under the terms of the First Lien Documents or consented to by the applicable First Lien Claimholders pursuant to the First Lien Documents, or any other release of the Lien of the First Lien Agent in any Collateral, the First Lien Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral, or releases CIT or any Subsidiary Guarantor from its obligations under its guaranty of the First Lien Obligations, in each case other than in connection with the Discharge of First Lien Obligations or a Refinancing of the First Lien Obligations, then the Liens, if any, of each Second Lien Agent, for itself or for the benefit of the applicable Second Lien Claimholders, on such Collateral, and the obligations of CIT or such Subsidiary Guarantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. In addition, other than in connection with a refinancing in full or prepayment in full of the First Lien Obligations, in the event that any Second Lien Grantor or Second Lien Guarantor is released from its pledge or guaranty obligations with respect to the First Lien Obligations, such Second Lien Grantor or Second Lien Guarantor will be automatically released from its pledge or guaranty obligations with respect to the Second Lien Obligations. Each Second Lien Agent, for itself or on behalf of the applicable Second Lien Claimholders, promptly shall execute and deliver to the First Lien Agent, CIT or such Subsidiary Guarantor such termination statements, releases and other documents as the First Lien Agent or such Obligor may request to effectively confirm such release (acceptance of the New Notes by the applicable Second Lien Claimholders on the date hereof to be conclusive evidence of such authorization and direction).

          (c) Until the Discharge of First Lien Obligations occurs, each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, hereby irrevocably constitutes and appoints the First Lien Agent and any officer or agent of the First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Lien Agent or such holder or in the First Lien Agent’s own name, from time to time in the First Lien Agent’s discretion, for the limited purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

          (d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Agent or the First Lien Claimholders (i) have released any Lien on Collateral or CIT or any Subsidiary Guarantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guaranties from CIT or any Subsidiary Guarantor, then each Second Lien Agent, for itself and for the applicable Second Lien Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

          (e) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Agent or the First Lien Claimholders subordinate any of their Liens on any part of the Collateral or subordinate CIT or any Subsidiary Guarantor from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of each Second Lien Agent, for itself and for the benefit of the applicable Second Lien Claimholders, on such Collateral, and the obligations of CIT or such Subsidiary Guarantor under its guaranties of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously subordinated with the relative priorities described in Section 2.

     5.2. Insurance. To the extent required under the First Lien Documents or the Second Lien Documents, as applicable, the First Lien Agent and each Second Lien Agent shall be named as additional insureds and the First Lien Agent shall be named as loss payee (on behalf of the First Lien Agent, the First Lien Claimholders, the Second Lien Agents and the Second Lien Claimholders) under any insurance policies maintained from time to time by any Grantor, to the extent provided under the First Lien Documents or, following the Discharge of First Lien Obligations, the Second Lien Documents. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Agent and the First Lien Claimholders shall (to the extent provided under the First Lien Documents) have the sole and exclusive right, to the extent provided under the First Lien Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and to the extent provided under the First Lien Documents, all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the First Lien Agent for the benefit of the First Lien

Claimholders pursuant to the terms of the First Lien Documents and thereafter, to the extent no First Lien Obligations are outstanding, and to the extent provided under the Second Lien Documents, to the Second Lien Agents for the benefit of the Second Lien Claimholders pursuant to the terms of the Second Lien Collateral Documents and then, to the extent no Second Lien Obligations are outstanding or such payment of Proceeds is not required, to the owner of the subject property, or such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if any Second Lien Agent or any Second Lien Claimholder shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the First Lien Agent in accordance with the terms of Section 4.

     5.3. Amendments to First Lien Documents and Second Lien Documents. (a) The First Lien Documents, other than this Agreement, may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms and the First Lien Credit Agreement may be Refinanced, in each case without the consent of any Second Lien Agent or any Second Lien Claimholder; provided, however, that any New First Lien Agent shall comply with Section 5.5, and any such amendment, amendment and restatement, supplement, modification or Refinancing shall not, without the consent of the Second Lien Agents:

               (1) provide for a principal amount of, without duplication, letters of credit, loans, bonds, debentures, notes or similar Indebtedness in the aggregate in excess of the Maximum First Lien Indebtedness Amount plus capitalized interest accrued thereunder;

               (2) increase the interest rate or yield provisions applicable to the First Lien Obligations by more than 3.0% per annum in the aggregate (on a weighted average basis across the facilities thereunder) (excluding increases (A) resulting from increases in the underlying reference rate not caused by any amendment, supplement, modification or Refinancing of the First Lien Credit Agreement or (B) resulting from the accrual of interest at the Default Rate (as defined in the First Lien Credit Agreement as of the date hereof)) unless the interest rate or yield provisions applicable to the Second Lien Obligations shall concurrently be increased in the aggregate (on a weighted average basis across the facilities thereunder) to the extent by which the interest rate or yield provisions applicable to the First Lien Obligations are increased in the aggregate (on a weighted average basis across the facilities thereunder) in excess of 3.0% per annum; provided that the interest rate or yield provisions applicable to the First Lien Obligations may be amended to a fixed rate pursuant to an amendment, supplement, modification or Refinancing of the First Lien Credit Agreement so long as such fixed rate does not exceed a rate per annum equal to the sum of (i) the floating rate applicable to the First Lien Obligations (on a weighted average basis across the facilities thereunder) immediately prior to the effectiveness of such amendment, supplement, modification or Refinancing and (ii) the difference equal to (x) 3.0% per annum minus (y) the aggregate percentage of any increases in the rate or yield provisions applicable to the First Lien Obligations (on a weighted average basis across the facilities thereunder) (excluding increases (A) resulting from increases in the underlying reference rate not caused by any amendment, supplement, modification or Refinancing of the First Lien Credit Agreement or (B) resulting from the accrual of interest at the Default Rate (as defined in the First Lien Credit Agreement as of the date hereof)) effected since the date hereof; or

               (3) shorten the scheduled weighted average maturity of the First Lien Credit Agreement or any Refinancing thereof.

          (b) Without the prior written consent of the First Lien Agent, no Second Lien Document may be amended, amended and restated, supplemented or otherwise modified or entered into, in a manner that (i) shortens or accelerates the date or increases the amount of any required repayment, prepayment or redemption of the principal of any Indebtedness under any Primary Second Lien Document, (ii) increases the rate or shortens or accelerates the date for payment of the interest, premium (if any) or fees payable on any Second Lien Obligations or (iii) makes the covenants, events of default or remedies relating to any Second Lien Obligations more restrictive on any Obligor unless, in the case of covenants or remedies in the Second Lien Collateral Documents, effected in accordance with Section 5.3(e) hereof.

          (c) Each Obligor agrees that each Primary Second Lien Document (other than the Support Agreements) and each other Second Lien Document that is an intercreditor agreement or evidences Indebtedness shall include the following language (or language to similar effect approved by the First Lien Agent):

“Notwithstanding anything herein to the contrary, the payment obligations hereunder are subject to the provisions of: (i) the Senior Intercreditor and Subordination Agreement, dated as of December 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Intercreditor Agreement”), among, inter alia, Bank of America, N.A., as first lien agent (together with its successors and assigns), [Deutsche Bank Trust Company Americas, as agent for certain second lien claimholders (together with its successors and assigns, the “Series [A/B] Agent”)], [Deutsche Bank Trust Company Americas, agent for certain other second lien claimholders (together with its successor and assigns, the “Series [B/A] Agent”)], CIT Group Funding Company of Delaware LLC, and CIT Group Inc. and certain subsidiaries of CIT Group Inc. from time to time a party thereto (the “CIT Entities”); and (ii) the Junior Intercreditor Agreement, dated as of December 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Intercreditor Agreement”), among the Series A Agent, the Series B Agent, CIT Group Funding Company of Delaware LLC and the CIT Entities. In the event of any conflict between the terms of the Senior Intercreditor Agreement, the Junior Intercreditor Agreement and this Agreement, the terms of the Senior Intercreditor Agreement shall govern and control; and in the event of any conflict between the terms of the Junior Intercreditor Agreement and this Agreement, the terms of the Junior Intercreditor Agreement shall govern and control.”

          (d) Each Obligor and the Second Lien Agent, on behalf of itself and each Second Lien Claimholder, agrees that each Second Lien Collateral Document pursuant to which a Lien is granted to secure the Second Lien Obligations or control is granted to perfect such Lien or that is an intercreditor agreement or collateral agency agreement shall include the following language (or language to similar effect approved by the First Lien Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to Deutsche Bank Trust Company Americas, in its capacity as collateral agent (in such capacity and together with its successor and assigns, the “Second Lien Collateral Agent”), pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of: (i) the Senior Intercreditor and Subordination Agreement, dated as of December 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Intercreditor Agreement”), among, inter alia, Bank of America, N.A., as first lien agent (together with its successors and assigns), the Second Lien Collateral Agent, Deutsche Bank Trust Company Americas, as agent for certain other second lien claimholders (together with its successor and assigns), CIT Group Funding Company of Delaware LLC, and CIT Group Inc. and certain subsidiaries of CIT Group Inc. from time to time a party thereto (the “CIT Entities”); and (ii) the Junior Intercreditor Agreement, dated as of December 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Intercreditor Agreement”), among the Second Lien Collateral Agent, Deutsche Bank Trust Company Americas, as agent for certain other second lien claimholders (together with its successors and assigns), CIT Group Funding Company of Delaware LLC and the CIT Entities. In the event of any conflict between the terms of the Senior Intercreditor Agreement, the Junior Intercreditor Agreement and this Agreement, the terms of the Senior Intercreditor Agreement shall govern and control; and in the event of any conflict between the terms of the Junior Intercreditor Agreement and this Agreement, the terms of the Junior Intercreditor Agreement shall govern and control.”

In addition, each Obligor and the Second Lien Agent, on behalf of each Second Lien Claimholder, agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Document covering such Collateral.

          (e) In the event any First Lien Agent or the First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Agent, such First Lien Claimholders, the First Lien Borrowers or the Issuers, as applicable, or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of the Second Lien Agents or the Second Lien Claimholders and without any action by the Second Lien Agents, the First Lien Borrowers, the Issuers or any other Grantor, provided, that no such amendment, waiver or consent shall have the effect of:

               (1) removing or releasing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the First Lien Obligations;

               (2) imposing duties on any Second Lien Agent without its consent; or

               (3) permitting other Liens on the Collateral not permitted under the terms of the Second Lien Documents or Section 6 hereof.

The First Lien Agent shall use commercially reasonable efforts to give notice of such amendment, waiver or consent to the Second Lien Agents within ten Business Days after the effective date of such amendment, waiver or consent; provided that failure to timely deliver such notice shall not affect the automatic amendment, waiver or consent of such comparable provision of the Comparable Second Lien Collateral Document.

          (f) To the extent, and only to the extent, permitted by the First Lien Documents, the Second Lien Documents (including the Junior Intercreditor Agreement) and this Agreement, CIT, the other Issuers and the Subsidiary Guarantors may from time to time incur, issue or sell one or more series or classes of additional Second Lien Obligations (the “Additional Second Lien Debt”). The Additional Second Lien Debt and any guaranties delivered by CIT or the Subsidiary Guarantors in connection therewith (the “Additional Second Lien Guaranties”) shall be subordinated in right of payment to the First Lien Obligations to the same extent as the Second Lien Obligations and may be secured by the Second Lien Collateral Documents; provided that the administrative agent and the collateral agent or similar agents (the “Authorized Representatives”) in respect of the Additional Second Lien Debt shall deliver a Joinder Agreement to become parties to this Agreement, and shall become parties to the Junior Intercreditor Agreement, each in accordance with its terms. This Agreement may be amended from time to time pursuant to one or more Joinder Agreements without the consent of the First Lien Claimholders or the Second Lien Claimholders to add the Authorized Representatives of any applicable Additional Second Lien Debt.

     5.4. Gratuitous Bailee for Perfection. (a) The First Lien Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Claimholders and as gratuitous bailee for each Second Lien Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(e) of the UCC) solely for the purpose of perfecting the security interest granted under the First Lien Documents and the Second Lien Documents, respectively, subject to the terms and conditions of this Section 5.4. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the First Lien Agent, the First Lien Agent agrees to also hold control over such deposit accounts as gratuitous agent for each Second Lien Agent, subject to the terms and conditions of this Section 5.4. If, prior to the Discharge of First Lien Obligations, any Obligor that is required to deliver possession or control of any Pledged Collateral to a Second Lien Agent pursuant to the terms of any Second Lien Document delivers possession or control of such Pledged Collateral to the First Lien Agent, such Obligor shall be deemed to be in compliance with the applicable requirement under such Second Lien Document.

          (b) The First Lien Agent shall have no obligation whatsoever to the First Lien Claimholders, any Second Lien Agent or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or that any Lien created under the First Lien Collateral Documents or Second Lien Collateral Documents is valid or perfected, or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral delivered to it as bailee (and with respect to deposit accounts, agent) in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below and the First Lien Agent shall have no obligation to follow or act upon any instructions or directions received from the Second Lien Agent or any Second Lien Claimholder.

          (c) The First Lien Agent shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Claimholders, any Second Lien Agent or any Second Lien Claimholder and each Second Lien Agent and each Second Lien Claimholder hereby waives and releases the First Lien Agent from all claims and liabilities arising pursuant to the First Lien Agent’s role under this Section 5.4 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of the First Lien Agent and the Second Lien Agents may differ and the First Lien Agent shall be fully entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Documents as if the Liens of any Second Lien Agent under the Second Lien Collateral Documents did not exist.

          (d) Upon the Discharge of First Lien Obligations under the First Lien Documents to which the First Lien Agent is a party, the First Lien Agent shall deliver without recourse, representation or warranty the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to any Second Lien Agent to the extent Second Lien Obligations remain outstanding, and second, to the First Lien Borrowers to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Agent shall be entitled to rely upon information provided by any Second Lien Agent. The First Lien Agent further agrees to take all other action reasonably requested by any Second Lien Agent at the expense of the Second Lien Agents or the First Lien Borrowers in connection with any Second Lien Agent obtaining a first priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

     5.5. When Discharge of First Lien Obligations Deemed to Not Have Occurred. Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the First Lien Borrowers (or any of them) have entered into a new First Lien Document (which notice shall include the identity of the new senior collateral agent, such agent, the “New First Lien Agent”) that Refinances some or all of the First Lien Credit Agreement or any new First Lien Document, the Second Lien Agents shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the applicable First Lien Borrowers or such New First Lien Agent shall reasonably request in order to provide to the New First Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New First Lien Agent shall agree in a writing addressed to the Second Lien Agents and the Second Lien Claimholders to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Documents are secured by assets of the Grantors constituting Collateral that do not also secure the applicable Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement.

     SECTION 6. Insolvency Proceedings.

     6.1. Use of Cash Collateral and Financing Issues. Until the Discharge of First Lien Obligations has occurred, if the First Lien Borrowers or any other Obligor shall be subject to any Insolvency Proceeding commencing after the date of this Agreement and the First Lien Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the First Lien Agent or any other creditor has a Lien or to permit any First Lien Borrower or any other Obligor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that it will (a) raise no objection to such Cash Collateral use or DIP Financing (and to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, each Second Lien Agent will subordinate its Liens in the Collateral to (x) the Liens securing such DIP Financing (and all Obligations relating thereto), (y) any adequate protection provided to the First Lien

Agent or the First Lien Claimholders or (z) any “carve-out” agreed by the First Lien Agent or First Lien Claimholders) and (b) not request adequate protection or any other relief in connection therewith (except as expressly agreed by the First Lien Agent or to the extent permitted by Section 6.4); provided that the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of First Lien Obligations outstanding at such time (after giving effect to the application of the proceeds of any DIP Financing to refinance all or any portion of the First Lien Obligations) does not exceed the Maximum First Lien Indebtedness Amount plus $1,500,000,000 and, except to the extent set forth herein, and as otherwise subject to the terms of this Agreement, the Second Lien Agents and the Second Lien Claimholders retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially adverse to their interests. Each Second Lien Agent on behalf of itself and the Second Lien Claimholders, agrees that no such Person shall provide to any Obligor any DIP Financing (or support any other Person in seeking to provide to any Obligor any such DIP Financing) to the extent that any Second Lien Claimholder would, in connection with such financing, be granted a new Lien on any of its existing Second Lien Collateral unless the First Lien Agent shall have expressly consented thereto in writing.

     6.2. Sale of Collateral. Except as otherwise permitted pursuant to Section 3.1(c), each Second Lien Agent on behalf of the applicable Second Lien Claimholders, agrees that it will raise no objection to or otherwise contest or oppose a sale or other disposition of any Collateral (and any post-petition assets subject to adequate protection Liens in favor of the First Lien Agent) free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the requisite First Lien Claimholders have consented to such sale or disposition of such assets, so long as the interests of the Second Lien Claimholders in the Collateral (and any post-petition assets subject to adequate protection liens, if any, in favor of the Second Lien Agents) attach to the proceeds thereof (if sufficient to satisfy the First Lien Obligations and unless such Liens are intended to be released from such proceeds), subject to the terms of this Agreement, and the motion to sell or dispose of such assets does not impair the rights of either the First Lien Claimholders or the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code, subject to the terms of this Agreement.

     Notwithstanding the foregoing, each Second Lien Agent, on behalf of itself and the other Second Lien Claimholders, may raise objections to any such Disposition of Collateral that could be raised by any creditor of the Obligors whose claims were not secured by any Liens on the Collateral so long as such objections are not based on the Second Lien Claimholders’ status as secured creditors (for example, any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code or any comparable provision of any Bankruptcy Law cannot be raised).

     6.3. Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency

Proceeding in respect of the Collateral, without the prior written consent of the First Lien Agent, unless a motion for adequate protection permitted under Section 6.4 has been denied by the Bankruptcy Court, and the Second Lien Claimholders shall otherwise remain subject to all applicable restrictions of this Agreement following the granting of such relief from the automatic stay.

     6.4. Adequate Protection.

          (a) Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that none of them shall contest (or support any other Person contesting):

               (1) any request by the First Lien Agent or the First Lien Claimholders for adequate protection or relief from the automatic stay; or

               (2) any objection by the First Lien Agent or the First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Agent or the First Lien Claimholders claiming a lack of adequate protection.

          (b) Notwithstanding the foregoing provisions in this Section 6.4, in any Insolvency Proceeding:

               (1) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then each Second Lien Agent, on behalf of itself or any of the applicable Second Lien Claimholders, may seek or request (and the First Lien Claimholders may contest or object to) adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and

               (2) The Second Lien Agents and Second Lien Claimholders shall only be permitted to seek or otherwise be granted any type of adequate protection with respect to their rights in the Collateral in any Insolvency Proceeding in the form of (A) additional collateral including replacement Liens on post-petition collateral; provided that, as adequate protection for the First Lien Obligations, the First Lien Agent, on behalf of the First Lien Claimholders, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that, as adequate protection for the First Lien Obligations, the First Lien Agent, on behalf of the First Lien Claimholders, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim; provided that, as adequate protection for the First Lien Obligations, the First Lien Agent, on behalf of the First Lien Claimholders, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Second Lien Agents and the Second Lien Claimholders; (D) cash payments with respect to interest on the Second Lien Obligations; provided either (1) as adequate protection for the First Lien Obligations, the First Lien Agent, on behalf of the First Lien Claimholders, is also granted cash payments with respect to interest on the First Lien Obligations, or (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted at the interest rate under the applicable Primary Second Lien Document and accruing from the date such Second Lien Agent is granted such relief; and (E) current payment of fees and expenses of advisors to the Second Lien Agents. Notwithstanding anything herein to the contrary, unless (x) the First Lien Claimholders shall be granted adequate protection in the same manner as the Second Lien Claimholders and (y) the adequate protection granted to the Second Lien Claimholders is subordinated to the First Lien Claimholders’ adequate protection, the First Lien Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to the grant of adequate protection in the form of cash payments to the Second Lien Claimholders made pursuant to this Section 6.4(b); and provided, further that the First Lien Claimholders shall retain their right to object to the grant of adequate protection in the forms described in clause (D) or (E) above at any time.

          (c) Each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to such Second Lien Agent at least two calendar days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to such Second Lien Agent at least fifteen (15) calendar days in advance of such hearing.

     6.5. No Waiver. Subject to Sections 3.1(a), (c) and (d) and except as expressly set forth in Section 6.4(b), nothing contained herein shall prohibit or in any way limit the First Lien Agent or any First Lien Claimholder from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Agent or any of the Second Lien Claimholders, including the seeking by any Second Lien Agent or any Second Lien Claimholders of adequate protection or relief from the automatic stay or the asserting by any Second Lien Agent or any Second Lien Claimholders of any of its rights and remedies under the Second Lien Documents or otherwise.

     6.6. Avoidance Issues. If any First Lien Claimholder is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any First Lien Borrower or any other Obligor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Claimholders shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Collateral or proceeds thereof received by any Second Lien Agent or any Second Lien Claimholder after a Discharge of First Lien Obligations and prior to the reinstatement of such First Lien Obligations shall be delivered to the First Lien Agent upon such reinstatement in accordance with Section 4.2.

     6.7. Reorganization Securities. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations and the distribution of proceeds thereof.

     6.8. Post-Petition Interest. (a) Neither any Second Lien Agent nor any Second Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Agent or any First Lien Claimholder for allowance in any Insolvency Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of any First Lien Claimholder’s Lien, without regard to the existence of the Lien of any Second Lien Agent on behalf of the applicable Second Lien Claimholders on the Collateral.

     (b) Neither the First Lien Agent nor any other First Lien Claimholder shall oppose or seek to challenge any claim by any Second Lien Agent or any Second Lien Claimholder for allowance in any Insolvency Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Lien Agents on behalf of the Second Lien Claimholders on the Collateral (after taking into account the value of the First Lien Obligations).

     6.9. Waiver. Each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency Proceeding.

     6.10. Separate Grants of Security and Separate Classification. Each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, and the First Lien Agent for itself and on behalf of the First Lien Claimholders, acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Collateral Documents and each class of Second Lien Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, each class of Second Lien Obligations is fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if the First Lien Obligations, on the one hand, and the Second Lien Obligations (taken as a whole), on the other hand, were separate classes of senior and junior secured claims against the Obligors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the First Lien Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency Proceeding) before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with each Second Lien Agent, for itself and on behalf of the applicable Second Lien Claimholders, hereby acknowledging and agreeing to turn over to the First Lien Agent, for itself and on behalf of the First Lien Claimholders, Collateral or Proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders. This Section 6.10 is intended solely to govern the relationship of the First Lien Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders and the Second Lien Agents, on the other hand, and nothing herein shall be deemed to modify or affect any comparable separate grant or separate classification terms agreed among the Second Lien Agents and the Second Lien Claimholders under the Junior Intercreditor Agreement or otherwise.

     6.11. Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding. All references in this Agreement to any Obligor shall include such Person as a debtor-in-possession and any receiver or trustee for such Person in any Insolvency Proceeding.

     6.12. Expense Claims. Neither any Second Lien Agent nor any Second Lien Claimholder will (i) contest the payment of fees, expenses or other amounts to the First Lien Agent or any First Lien Claimholder under Section 506(b) of the Bankruptcy Code or otherwise to the extent provided for in the First Lien Credit Agreement or (ii) assert or enforce, at any time prior to the Discharge of First Lien Obligations, any claim under Section 506(c) of the Bankruptcy Code senior to or on parity with the First Lien Obligations for costs or expenses of preserving or disposing of any Collateral.

     SECTION 7. Reliance; Waivers; Etc.

     7.1. No Reliance. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, acknowledges that it and such Second Lien Claimholders have, independently and without reliance on the First Lien Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own decision to enter into each of the applicable Second Lien Documents and be bound by the terms of this Agreement and they will continue to make their own decision in taking or not taking any action under such Second Lien Documents or this Agreement.

     7.2. No Warranties or Liability. The First Lien Agent, on behalf of itself and the First Lien Claimholders under the First Lien Documents, acknowledges and agrees that each of the Second Lien Agents and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective debt securities, loans and extensions of credit, as applicable, under the Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, acknowledges and agrees that the First Lien Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Agents and the Second Lien Claimholders shall have no duty to the First Lien Agent or any of the First Lien Claimholders, and the First Lien Agent and the First Lien Claimholders shall have no duty to any Second Lien Agent or any of the Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an Event of Default or default under any agreements with the First Lien Borrowers, the Issuers or any other Obligor (including the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

     7.3. No Waiver of Lien Priorities. (a) No right of the First Lien Claimholders, the First Lien Agent, or any of them to enforce any provision of this Agreement or any First Lien Document (except as set forth in such documents) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the First Lien Borrowers, the Issuers or any other Grantor or by any act or failure to act by any First Lien Claimholder or the First Lien Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents (except as set forth in such documents) or any of the Second Lien Documents (except as set forth in such documents), regardless of any knowledge thereof which the First Lien Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with.

          (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the First Lien Borrowers, the Issuers and the other Obligors under the First Lien Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Agent and any of them may, at any time and from time to time in accordance with the First Lien Documents and/or applicable law, without the consent of, or notice to, any Second Lien Agent or any Second Lien Claimholders, without incurring any liabilities to any Second Lien Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Agents or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

               (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of any First Lien Borrower or any other Obligor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Agent or any of the First Lien Claimholders, the First Lien Obligations or any of the First Lien Documents; provided that any such increase in the First Lien Obligations shall not increase the sum of the Indebtedness constituting principal under the First Lien Credit Agreement to an amount in excess of the Maximum First Lien Indebtedness Amount;

               (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of any First Lien Borrower or any other Obligor to the First Lien Claimholders or the First Lien Agent, or any liability incurred directly or indirectly in respect thereof;

               (3) settle or compromise any First Lien Obligation or any other liability of the First Lien Borrowers or any other Obligor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

               (4) exercise or delay in or refrain from exercising any right or remedy against the First Lien Borrowers or any security or any other Obligor or any other Person, elect any remedy and otherwise deal freely with the First Lien Borrowers, any other Obligor or any First Lien Collateral and any security and any guarantor or any liability of the First Lien Borrowers or any other Obligor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

          (c) Except as otherwise expressly provided herein, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, also agrees that the First Lien Claimholders and the First Lien Agent shall have no liability to any Second Lien Agent or any Second Lien Claimholders, and each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby waives any claim against any First Lien Claimholder or the First Lien Agent, arising out of any and all actions which the First Lien Claimholders or the First Lien Agent may take or permit or omit to take with respect to:

               (1) the First Lien Documents;

               (2) the collection of the First Lien Obligations; or

               (3) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral.

Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

          (d) Each Second Lien Agent on behalf of itself and the applicable Second Lien Claimholders acknowledges that this Agreement shall constitute notice of the respective interests of the Second Lien Agents and the Second Lien Claimholders in the Collateral as provided by Section 9-611 of the UCC and each hereby waives any right to compel any marshaling of any of the Collateral. Until the Discharge of First Lien Obligations, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

     7.4. Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Agent and the First Lien Claimholders and the Second Lien Agents and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

               (a) any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;

               (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or any Second Lien Document;

               (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral;

          (d) the commencement of any Insolvency Proceeding; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any First Lien Borrower, any Issuer or any other Obligor in respect of the First Lien Agent, the First Lien Obligations, any First Lien Claimholder, any Second Lien Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement;

provided, that nothing in this Agreement shall be construed or otherwise deemed to amend or modify the rights and obligations of any Obligor under the First Lien Documents or the Second Lien Documents. The rights, privileges and benefits of (i) the Series A Collateral Agent set forth in the Series A Indenture and (ii) the Series B Collateral Agent set forth in the Series B Indenture are hereby incorporated by reference.

     SECTION 8. Miscellaneous.

     8.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Documents, the Second Lien Documents or the Junior Intercreditor Agreement, the provisions of this Agreement shall govern and control.

     8.2. Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien and claim subordination and the First Lien Claimholders may continue, at any time and without notice to any Second Lien Agent or any Second Lien Claimholder subject to the Second Lien Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the First Lien Borrowers or any Obligor constituting First Lien Obligations in reliance hereof. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to a First Lien Borrower, an Issuer or any other Obligor shall include such Person as debtor and debtor-in-possession and any receiver or trustee for such First Lien Borrower, Issuer or other Obligor (as the case may be) in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect:

          (a) with respect to the First Lien Agent, the First Lien Claimholders and the First Lien Obligations, upon the Discharge of First Lien Obligations, subject to Section 6.6; and

          (b) with respect to the Second Lien Agents, the Second Lien Claimholders and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under such Primary Second Lien Document terminate if there are no other Second Lien Obligations outstanding on such date or (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate or if all Second Lien Obligations (other than the CIT Leasing Support Obligations) become unsecured obligations as contemplated by the Second Lien Documents in the event of an upgrade to an investment grade credit rating.

     8.3. Amendments; Waivers. Subject to the last sentence of Section 5.3(f), no amendment, modification or waiver of any of the provisions of this Agreement by any Second Lien Agent or the First Lien Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided, however, that, any amendment, modification or waiver of any provision of this Agreement shall not require the approval, consent or signature of the Series A Representative, Series A Collateral Agent, Series B Representative or Series B Collateral Agent to the extent it is effected solely to implement the succession or addition of a new First Lien Credit Facility Representative and/or First Lien Parent Collateral Agent and/or First Lien Subsidiary Collateral Agent in connection with a Refinancing of the First Lien Obligations in whole or in part. Notwithstanding the foregoing, neither CIT nor any of its Affiliates shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent any Obligor’s rights (individually or as a consolidated entity with its respective Subsidiaries) are directly affected.

     8.4. Information Concerning Financial Condition of the First Lien Borrowers and their Subsidiaries. The First Lien Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders and the Second Lien Agents, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of CIT and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Agent and the First Lien Claimholders shall have no duty to advise any Second Lien Agent or any Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Agent or any of the First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Second Lien Agent or any Second Lien Claimholder, it or they shall be under no obligation:

          (a) to make, and the First Lien Agent and the First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

          (b) to provide any additional information or to provide any such information on any subsequent occasion;

          (c) to undertake any investigation; or

          (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

     8.5. Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Claimholders or the Second Lien Agents pays over to the First Lien Agent or the First Lien Claimholders under the terms of this Agreement, the Second Lien Claimholders and the Second Lien Agents shall be subrogated to the rights of the First Lien Agent and the First Lien Claimholders; provided that, each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. Each First Lien Borrower and Issuer acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Second Lien Agents or the Second Lien Claimholders that are paid over to or retained by the First Lien Agent or the First Lien Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Obligations.

     8.6. Application of Payments. All payments received by the First Lien Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Documents. Each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

     8.7. SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

               (1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

               (2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

               (3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.8;

               (4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

               (5) AGREES THAT EACH OF THE PARTIES HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY IN ANY OTHER RELEVANT JURISDICTION.

          (b) ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY PARTY IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

          (c) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(c) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.

IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (d) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FIRST LIEN LOAN DOCUMENT OR SECOND LIEN LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

     8.8. Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Agents and the First Lien Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to the Second Lien Agents or the First Lien Agent, shall be sent to such Person’s address as set forth below its name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to CIT and each other agent party hereto. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telecopy or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telecopy or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed.

     8.9. Further Assurances. The First Lien Agent, on behalf of itself and the First Lien Claimholders under the First Lien Documents, and each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders under the Second Lien Documents, and the Obligors agree that each of them shall take such further action and shall, at the expense of the Obligors, execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Agent or such Second Lien Agent may reasonably request to effectuate the terms of and the Lien and claim priorities contemplated by this Agreement, and in each case any such document or instrument shall be in form and substance reasonably satisfactory to the party being requested to execute and deliver the same.

     8.10. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8.11. Binding on Successors and Assigns.

     This Agreement shall be binding upon the First Lien Agent, the First Lien Claimholders, each Second Lien Agent, the Second Lien Claimholders and their respective successors and assigns. If either the First Lien Agent or any Second Lien Agent resigns or is replaced pursuant to the First Lien Credit Agreement or the applicable Second Lien Document, as applicable, its successor shall be deemed to be a party to this

Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.

     8.12. Specific Performance. Each of the First Lien Agent and the Second Lien Agents may demand specific performance of this Agreement. The First Lien Agent, on behalf of itself and the First Lien Claimholders under the First Lien Documents, and each Second Lien Agent, on behalf of itself and the applicable Second Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Agent or the First Lien Claimholders or any Second Lien Agent or the Second Lien Claimholders, as the case may be.

     8.13. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     8.14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

     8.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

     8.16. Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders. Nothing in this Agreement shall impair, increase, expand or otherwise modify, as between the First Lien Borrowers and the other Obligors and the First Lien Agent and the First Lien Claimholders, or as between the Issuers and the other Obligors and each Second Lien Agent and the Second Lien Claimholders under the respective Second Lien Documents, the obligations of the applicable obligors and the other Obligors to pay principal, interest, fees and other amounts as provided in the First Lien Documents and the Second Lien Documents, respectively. The Second Lien Claimholders are deemed to have consented to the terms of this Agreement and to have directed the Second Lien Agents to enter into this Agreement on their behalf.

     8.17. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Agent and the First Lien Claimholders on the one hand and each Second Lien Agent and the Second Lien Claimholders (including the CIT Leasing Secured Party, acting in such capacity) on the other hand. Except as expressly provided for hereunder, none of the First Lien Borrowers, any other Obligor or any other creditor thereof shall have any rights hereunder and neither the First Lien Borrowers nor any Obligor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair, increase, expand or otherwise modify the obligations of the First Lien Borrowers, the Issuers or any other Obligor under the First Lien Documents or the Second Lien Documents, as applicable, to pay the First Lien Obligations and the Second Lien Obligations, as applicable, as and when the same shall become due and payable in accordance with their terms.

     8.18. Pari Passu Obligations.

          (a) [Reserved.]

          (b) In the case of Parent Collateral (i) the First Lien Parent Collateral Agent shall have all the rights and remedies hereunder, and all of the obligations hereunder, that the First Lien Subsidiary Collateral Agent has with respect to the First Lien Collateral which does not constitute Parent Collateral, (ii) the Series A Parent Collateral Agent shall have all the rights and remedies hereunder, and all of the obligations hereunder, that the Series A Subsidiary Collateral Agent has with respect to the Second Lien Collateral which does not constitute Parent Collateral and (iii) the Series B Parent Collateral Agent shall have all the rights and remedies hereunder, and all of the obligations hereunder, that the Series B Subsidiary Collateral Agent has with respect to the Second Lien Collateral which does not constitute Parent Collateral.

          (c) All references in this Agreement to “Collateral” shall, as applicable, also include the Parent Collateral.

          (d) If and to the extent that any of the First Lien Subsidiary Collateral Agent, the Series A Subsidiary Collateral Agent or the Series B Subsidiary Collateral Agent, as applicable, agrees to any amendment, waiver, modification, release, subordination or termination of its rights under any First Lien Document, Series A Document, or Series B Document, or with respect to any Parent Collateral, then, in the case of the First Lien Subsidiary Collateral Agent the First Lien Parent Collateral Agent (subject to the terms of the First Lien Collateral Agreement), in the case of the Series A Subsidiary Collateral Agent the Series A Parent Collateral Agent or in the case of the Series B Subsidiary Collateral Agent the Series B Parent Collateral Agent, shall likewise agree to such amendment, waiver, modification, release, subordination or termination. If and to the extent that the First Lien Subsidiary Collateral Agent, the Series A Subsidiary Collateral Agent or the Series B Subsidiary Collateral Agent, as applicable, directs the First Lien Parent Collateral Agent, the Series A Parent Collateral Agent or the Series B Parent Collateral Agent, respectively, to take any action with respect to any Parent Collateral (including the exercise of remedies) then, in the case of the First Lien Subsidiary Collateral Agent, the First Lien Parent Collateral Agent (subject to the terms of the First Lien Collateral Agreement), or in the case of the Series A Subsidiary Collateral Agent, the Series A Parent Collateral Agent, or in the case of the Series B Subsidiary Collateral Agent, the Series B Parent Collateral Agent, shall take such action with respect to the Parent Collateral.

          (e) Each of the First Lien Parent Collateral Agent, the First Lien Subsidiary Collateral Agent, the Series A Subsidiary Collateral Agent, the Series A Parent Collateral Agent, the Series B Subsidiary Collateral Agent and the Series B Parent Collateral Agent hereby acknowledges and agrees that, solely with respect to the Parent Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Parent Collateral, and subject to the terms of the First Lien Collateral Agreement, upon the exercise of remedies by the First Lien Subsidiary Collateral Agent or First Lien Claimholders, the First Lien Subsidiary Collateral Agent shall, upon receipt of such Parent Collateral or Proceeds, immediately turn such Parent Collateral or Proceeds over to the First Lien Parent Collateral Agent. The First Lien Parent Collateral Agent shall apply such Parent Collateral or Proceeds thereof to payment of both the First Lien Obligations and the Equal and Ratable Obligations in accordance with the First Lien Collateral Agreement. Immediately upon the Discharge of First Lien Obligations and notice thereof delivered to the First Lien Agent and each Second Lien Agent by CIT, the provisions of this Section 8.18 shall immediately terminate and be of no further force and effect, and thereafter the terms of the Junior Intercreditor Agreement shall govern the rights of the Series A Parent Collateral Agent and the Series B Parent Collateral Agent with respect to the Parent Collateral and the Proceeds thereof.

          (f) This Section 8.18 is intended solely for the purpose of defining the rights of the First Lien Parent Collateral Agent, the Series A Parent Collateral Agent and the Series B Parent Collateral Agent with respect to the Parent Collateral or the Proceeds thereof. None of the Equal and Ratable Claimholders or other holders of Equal and Ratable Obligations shall have any rights under this Agreement, including, without limitation and for the avoidance of doubt, any rights to direct the First Lien Agent or any Second Lien Agent to take any action or any voting or consent rights in respect of any matter set forth in this Agreement.

[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Senior Intercreditor and Subordination Agreement as of the date first written above.

BANK OF AMERICA, N.A.,
as First Lien Subsidiary Collateral Agent, First
Lien Parent Collateral Agent and First Lien
Credit Facility Representative

By:

Name:
Title:

Notice Address:

Bank of America, N.A.
1455 Market Street, 5th Floor
CA5-701-05-19
San Francisco, California 94103
Attention: Charles Graber
Tel: 415.436.3495
Fax: 415.503.5006
Email: charles.graber@bankofamerica.com

[Signature page to Senior Intercreditor Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Series A Parent Collateral Agent, Series A
Subsidiary Collateral Agent and Series A
Representative

By:

Name:
Title:

By:

Name:
Title:

Notice Address:
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005
Attn: TSS-ASFS
Tel: 212-250-2946
Fax: 212-553-2460
Email: Irene.siegel@db.com

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Series B Parent Collateral Agent, Series B
Subsidiary Collateral Agent and Series B
Representative

By:

Name:
Title:

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

Notice Address:
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005
Attn: TSS-ASFS
Tel: 212-250-2946
Fax: 212-553-2460
Email: Irene.siegel@db.com

CIT GROUP FUNDING COMPANY OF
DELAWARE LLC,
as CIT Leasing Secured Party

By:

Name:
Title:

Notice Address:
1 CIT Drive, #2223-1
Livingston, NJ 07039
Attention: Glenn A. Votek, President &
Treasurer
Tel: 973-740-5724
Fax: 973-740-5750
Email: glenn.votek@cit.com

[Signature page to Senior Intercreditor Agreement]

Acknowledged and Agreed to by:

CIT GROUP INC.,
as First Lien Borrower and as Series A Issuer and as a Guarantor

By:

Name:
Title:

Notice Address:
CIT Group Inc.
1 CIT Drive
Livingston, NJ 07039
Attention: Glenn Votek, Executive Vice President & Treasurer
Fax: (973) 740-5750
E-mail: glenn.votek@cit.com

in each case, with a copy to:

CIT Group Inc.
1 CIT Drive
Livingston, NJ 07039
Attention: General Counsel
Fax: (973) 740-5264
E-mail: robert.ingato@cit.com

in each case, with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention: Sarah Ward
Fax: 917-777-2126
E-mail: sarah.ward@skadden.com

CIT GROUP FUNDING COMPANY OF DELAWARE LLC,
as Series B Issuer

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

Other Borrowers:

CIT CAPITAL USA INC.

By:

Name:
Title:

CIT HEALTHCARE LLC

By:

Name:
Title:

CIT LENDING SERVICES CORPORATION

By:

Name:
Title:

CIT LENDING SERVICES CORPORATION (ILLINOIS)

By:

Name:
Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

THE CIT GROUP/BUSINESS CREDIT, INC.

By:

Name:
Title:

C.I.T. LEASING CORPORATION

By:

Name:
Title:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

Subsidiary Guarantors:

BAFFIN SHIPPING CO., INC.
C.I.T. LEASING CORPORATION
CAPITA COLOMBIA HOLDINGS CORP.
CAPITA CORPORATION
CAPITA INTERNATIONAL L.L.C.
CAPITA PREMIUM CORPORATION
CIT CAPITAL USA INC.
CIT CHINA 12, INC.
CIT CHINA 13, INC.
CIT CHINA 2, INC.
CIT CHINA 3, INC.
CIT COMMUNICATIONS FINANCE CORPORATION
CIT CREDIT FINANCE CORP.
CIT CREDIT GROUP USA INC.
CIT FINANCIAL LTD. OF PUERTO RICO
CIT FINANCIAL USA, INC.
CIT GROUP (NJ) LLC
CIT GROUP SF HOLDING CO., INC.
CIT HEALTHCARE LLC
CIT LENDING SERVICES CORPORATION
CIT LENDING SERVICES CORPORATION (ILLINOIS)
CIT LOAN CORPORATION (F/K/A THE CIT GROUP/CONSUMER FINANCE, INC.)
CIT REALTY LLC
CIT TECHNOLOGIES CORPORATION
CIT TECHNOLOGY FINANCING SERVICES, INC.
EDUCATION LOAN SERVICING CORPORATION
GFSC AIRCRAFT ACQUISITION FINANCING CORPORATION
HUDSON SHIPPING CO., INC.
NAMEKEEPERS LLC
OWNER-OPERATOR FINANCE COMPANY
STUDENT LOAN XPRESS, INC.
THE CIT GROUP/BC SECURITIES INVESTMENT, INC.
THE CIT GROUP/BUSINESS CREDIT, INC.
THE CIT GROUP/CAPITAL FINANCE, INC.
THE CIT GROUP/CAPITAL TRANSPORTATION, INC.
THE CIT GROUP/CMS SECURITIES INVESTMENT, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC. (VA.)
THE CIT GROUP/CORPORATE AVIATION, INC.
THE CIT GROUP/EQUIPMENT FINANCING, INC.
THE CIT GROUP/EQUITY INVESTMENTS, INC.
THE CIT GROUP/FACTORING ONE, INC.
THE CIT GROUP/FM SECURITIES INVESTMENT, INC.

[Signature page to Senior Intercreditor Agreement]

THE CIT GROUP/LSC SECURITIES INVESTMENT, INC.
THE CIT GROUP/SECURITIES INVESTMENT, INC.
THE CIT GROUP/VENTURE CAPITAL, INC.
WESTERN STAR FINANCE, INC.

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

THE CIT GROUP/CONSUMER FINANCE, INC. (NY)
THE CIT GROUP/CONSUMER FINANCE, INC. (TN)

By:

Name:
Title:

FRANCHISE PORTFOLIO 1, INC.
FRANCHISE PORTFOLIO 2, INC.

By:

Name:
Title:

CIT MIDDLE MARKET FUNDING COMPANY, LLC
CIT MIDDLE MARKET HOLDINGS, LLC
CMS FUNDING COMPANY LLC

By:

Name:	Usama Ashraf
Title:	Senior Vice President and
Assistant Treasurer

CIT REAL ESTATE HOLDING CORPORATION

By:

Name:
Title:

EQUIPMENT ACCEPTANCE CORPORATION

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

Other Grantors:

CIT FINANCIAL (BARBADOS) SRL

By:

Name:
Title:

CIT HOLDINGS NO. 2 (IRELAND)

By:

Name:
Title:

CIT GROUP HOLDINGS (UK) LIMITED

By:

Name:
Title:

CIT HOLDINGS CANADA ULC

By:

Name:
Title:

[Signature page to Senior Intercreditor Agreement]

Exhibit A

FORM OF JOINDER AGREEMENT

     This JOINDER AGREEMENT, dated [mm/dd/yy] (this “Joinder Agreement”), is delivered pursuant to that certain Senior Intercreditor and Subordination Agreement, dated as of December 10, 2009 (as it may be amended, supplemented or otherwise modified from time to time, the “Senior Intercreditor Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among BANK OF AMERICA, N.A., as the First Lien Credit Facility Representative and the First Lien Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series A Representative and the Series A Collateral Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series B Representative and the Series B Collateral Agent, CIT GROUP FUNDING COMPANY OF DELAWARE LLC, as the CIT Leasing Secured Party, and acknowledged and agreed by CIT Group, Inc. and certain of its Affiliates, as Obligors.

     WHEREAS, one or more of the Obligors has incurred [DESCRIBE NEW OBLIGATIONS] (the “New Second Lien Obligations”), pursuant to [DESCRIBE NEW DEBT INSTRUMENT] among [DEBTORS] and [TRUSTEE/AGENT], as [CAPACITY] (in such capacity, the “New Authorized Representative”) for the benefit of the holders of the New Second Lien Obligations (collectively with the New Authorized Representative, the “New Second Lien Claimholders”).

     WHEREAS, Section 5.3(f) of the Senior Intercreditor Agreement requires that the New Second Lien Obligations and any guaranties delivered by CIT or any Subsidiary Guarantors in connection therewith (the “New Second Lien Guaranties”) be subordinated in right of payment to the First Lien Obligations to the same extent as the existing Second Lien Obligations; and the parties hereto agree that in furtherance of such subordination, the rights of the New Second Lien Claimholders to enforce any Liens (if any) securing such New Second Lien Obligations and New Second Lien Guaranties or to otherwise take actions against the Grantors, Obligors or Collateral shall also be subject to the Senior Intercreditor Agreement in all respects to the same extent as the existing Second Lien Obligations thereunder.

     WHEREAS, in accordance with the foregoing, by execution and delivery hereof, by the New Authorized Representative, for itself and as agent for the New Second Lien Claimholders, (x) the New Authorized Representative becomes a party to, and is bound by the terms of, the Senior Intercreditor Agreement in the same capacity and to the same extent as the existing Second Lien Agents thereunder, and (y) the New Second Lien Claimholders become bound by the terms of, the Senior Intercreditor Agreement in the same capacity and to the same extent as the existing Second Lien Claimholders thereunder.

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     Section 1 Agreements. (a) Pursuant to Section 5.3(f) of the Senior Intercreditor Agreement, the New Authorized Representative on behalf of the New Second Lien Claimholders, hereby certifies, acknowledges, agrees and confirms to the First Lien Agent, the

Exhibit A-1

First Lien Claimholders, the Second Lien Agents, the Second Lien Claimholders and the Obligors that, effective as of the date first written above, by its execution of this Joinder Agreement:

(1)

the New Authorized Representative has received a copy of the Senior Intercreditor Agreement, the First Lien Documents and the Second Lien Documents, and has reviewed and understands all of the terms and provisions thereof;

(2)

the New Authorized Representative shall be a party to the Senior Intercreditor Agreement and shall be a “Second Lien Agent” as defined in and for all purposes of the Senior Intercreditor Agreement from and after the date hereof;

(3)	the New Second Lien Claimholders shall be “Second Lien Claimholders” as defined in and for all purposes of the Senior Intercreditor Agreement from and after the date hereof; and

(4)

the New Authorized Representative assumes and agrees to perform all applicable duties and obligations of a Second Lien Agent under the Senior Intercreditor Agreement and, together with each other New Second Lien Claimholder, from and after the date hereof it shall be fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment turnover and payment subordination obligations) and conditions of the Senior Intercreditor Agreement which are applicable to it in its capacity as a Second Lien Agent or a Second Lien Claimholder, as applicable, as though originally party thereto.

     (b) By their signature below, CIT and each other Obligor hereby represents and warrants to the First Lien Agents, the First Lien Claimholders, the Second Lien Agents and the Second Lien Claimholders that the New Second Lien Obligations and New Second Lien Guaranties are permitted by the First Lien Documents, the Second Lien Documents (including the Junior Intercreditor Agreement) and the Senior Intercreditor Agreement.

     Section 2 Ratification of Senior Intercreditor Agreement. Except as specifically amended by this Joinder Agreement, all of the terms and conditions of the Senior Intercreditor Agreement shall remain in full force and effect as in effect prior to the date hereof.

     Section 3 Conditions Precedent to Effectiveness. This Joinder Agreement shall not be effective until (a) the First Lien Agent shall have received all documents and instruments in respect of the New Second Lien Obligations reasonably requested by the First Lien Agent; and (b) this Joinder Agreement shall have been duly executed and delivered by the New Authorized Representative and acknowledged by CIT and each other Obligor.

     Section 4 Miscellaneous.

     (a) This Joinder Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

Exhibit A-2

     (b) This Joinder Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     (c) Any determination that any provision of this Joinder Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder Agreement.

     (d) The New Authorized Representative represents and warrants that the New Authorized Representative is not relying on any representations or warranties of the First Lien Agent, any existing Second Lien Agent or any other Person or their counsel in entering into this Joinder Agreement.

     (e) This Joinder Agreement shall be deemed a First Lien Document and a Second Lien Document under the Senior Intercreditor Agreement.

     (f) THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[NEW AUTHORIZED REPRESENTATIVE]:

By:

Name:

Title:

Notice Address:

Attention:

Telephone:

Facsimile:

Email:

ACKNOWLEDGED AND AGREED
as of the date first above written:

CIT GROUP INC.:

By:

Name:

Title:

[ADD OTHER OBLIGORS]

Exhibit A-3

Exhibit A-4